INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
INCOME TAXES

NOTE 15—INCOME TAXES

Cayman Islands

        Under the current tax laws of Cayman Islands, the Company and its subsidiaries are not subject to tax on their income or capital gains. In addition, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

        United States and foreign income (loss) before income taxes and minority interest were as follows:

	Years Ended December 31,
	2011	2010	2009
	(in thousands)
United States	$18,671	$(44,144)	$(129,438)
Foreign	(3,976)	(18,031)	(85,406)

	$14,695	$(62,175)	$(214,844)

        The components of the provision (benefit) for income taxes are as follows:

	Years Ended December 31,
	2011	2010	2009
	(in thousands)
Current
Federal	$17	$335	$(2,816)
State	217	(9)	—
Foreign	2,339	3,554	12,772

Total Current	$2,573	$3,880	$9,956
Deferred
Federal	—	—	—
State	—	—	—
Foreign	345	(765)	904

Total Deferred	345	(765)	904

Total	$2,918	$3,115	$10,860

        As of December 31, 2011, the Company had gross unrecognized tax benefits of approximately $55.7 million and had certain deferred tax assets and the federal tax benefit of state income tax items totaling $42.1 million. Of the total $55.7 million gross unrecognized tax benefits, $13.6 million related to tax benefits that, if recognized, would impact the annual effective tax rate.

        The Company's policy is to recognize interest expense and penalties related to the above unrecognized tax benefits as a component of income tax expense. During 2011, the total amount of interest and penalties recognized in the statement of income was $0.6 million. The Company had accrued interest and penalties of approximately $3.9 million as of December 31, 2011 and approximately $3.4 million as of December 31, 2010.

        The Company is subject to taxation in the U.S. federal jurisdiction and various U.S. state and foreign jurisdictions. The Company is also under audit by the taxing authorities in China on a recurring basis. The material jurisdictions that the Company is subject to examination are in the United States and China. The Company's tax years for 2001 through 2011 are still open for examination in China. The Company's tax years for 2004 through 2011 are still open for examination in the United States.

        FASB ASC 740-10 establishes criteria for recognizing or continuing to recognize only more-likely-than-not tax positions, which may result in income tax expense volatility in future periods. While the Company believes that it has adequately provided for all tax positions, amounts asserted by taxing authorities could be greater than the Company's accrued position. Accordingly, additional provisions on income tax related matters could be recorded in the future as revised estimates are made or the underlying matters are settled or otherwise resolved.

        A summary of the Company's unrecognized tax benefits is as follows:

	Years Ended December 31,
	2011	2010	2009
	(in thousands)
Beginning balance-gross unrecognized tax benefits (UTB's)	$56,513	$90,597	$92,773
Additions based on tax positions related to the current year	121	2,063	22,790
Reductions based on tax positions related to the current year	—	(31,222)	—
Additions for tax positions related to prior years	176	352	4,702
Reductions for tax positions related to prior years	(1,160)	(3,877)	(2,895)
Settlements	—	—	(92)
Lapse of statute of limitations	—	(1,400)	(26,681)

Ending balance—gross unrecognized tax benefits (UTB's)	55,650	56,513	90,597
UTB's as a credit in deferred taxes	(39,758)	(39,758)	(75,071)
Federal benefit of state taxes	(2,338)	(2,338)	(2,720)

UTB's that would impact the effective tax rate	$13,554	$14,417	$12,806

        In establishing its deferred income tax assets and liabilities, the Company makes judgments and interpretations based on the enacted tax laws and published tax guidance applicable to its operations. The Company records deferred tax assets and liabilities and evaluates the need for valuation allowances to reduce the deferred tax assets to realizable amounts. The likelihood of a material change in the Company's expected realization of these assets is dependent on future taxable income and its ability to use foreign tax credit carryforwards and carrybacks.

        A summary of the components of net deferred tax assets is as follows:

	December 31, 2011	December 31, 2010
	(in thousands)
Deferred Tax Assets
Allowances and reserves	$39,915	$41,292
Deferred revenue and customer advances, net	8,222	20,535
Net operating loss carryforward	238,934	226,592
Tax credit carryforwards	106,243	105,587
Capital loss carryforwards	19,282	21,487
Write-down/amortization of intangible assets and goodwill	26,061	27,572
Fixed assets	6,804	10,370
Demo equipment income	7,463	7,825
Accrued warranties	780	1,242
Other	23,675	14,229

Total Deferred Tax Assets	$477,379	$476,731
Deferred Tax Liabilities
Prepaid expense	(86)	(246)
Deferred taxes on unremitted earnings of subsidiaries	(36)	(223)
Intangibles	(877)	(1,187)
Other	(6,369)	(217)

Total Deferred Tax Liabilities	$(7,368)	$(1,873)

Total Deferred Tax Assets	$470,011	$474,858

Less: Valuation Allowance	$(469,224)	$(473,914)

Total Deferred Tax Assets	$787	$944

        The Company provides for deferred income taxes on the unremitted earnings of foreign subsidiaries unless such earnings are deemed to be permanently reinvested outside the United States. In 2011, the Company has a gross U.S. deferred income tax liability of $0.1 million on foreign earnings of $85.1 million that it considers not permanently reinvested outside the United States.

        As of December 31, 2011, the Company still has undistributed earnings of approximately $24.1 million from investments in foreign subsidiaries that are considered permanently reinvested. The determination of the amount of deferred taxes on these earnings is not practicable since the computation would depend on a number of factors that cannot be known until a decision to repatriate the earnings is made.

        As of December 31, 2011, the Company's U.S. federal net operating loss carryforwards were $366.7 million and expire in varying amounts between 2026 and 2032. As of December 31, 2011, state net operating loss carryforwards were $293.6 million and expire in varying amounts between 2012 and 2032. The Company has concluded that these federal and state net operating losses did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $142.8 million valuation allowance against the related deferred tax assets. In the event the tax benefits related to the valuation allowance are realized, an immaterial amount would be credited to paid-in capital. As of December 31, 2011, the Company also had net operating loss carryforwards, or NOLs, in China of approximately $546.3 million. The China net operating loss carryforwards will expire in varying amounts between 2013 and 2017. The Company has also concluded that these China net operating losses did not meet the more likely than not standard and has therefore placed a $83.7 million valuation allowance against the related deferred tax assets. As of December 31, 2011, the Company had NOLs in countries other than the U.S. and China. These NOLs are approximately $84.2 million. The majority of the NOLs does not expire and can be carried forward indefinitely. However, the Company concluded these losses did not meet the more likely than not standard and has therefore placed a valuation allowance of $12.5 million against the related deferred tax assets.

        As of December 31, 2011, the Company has U.S. alternative minimum tax credit carryforwards of $1.0 million which have an indefinite life. The Company also has U.S. R&D credit carryforwards of $13.1 million, $2.5 million of the credits have an indefinite life and $10.6 million of the credits expire in varying amounts between 2012 and 2029. The Company has U.S. foreign tax credits of $90.6 million which expire in varying amounts between 2012 and 2022. The Company has concluded that these U.S. tax credit carryforwards did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $104.7 million valuation allowance against the related deferred tax assets. As of December 31, 2011, the Company has foreign R&D credit carryforwards of $1.2 million which expire in varying amounts between 2015 and 2029. The Company also has concluded that these foreign research & development credit carryforwards did not meet the more likely than not standard and has therefore placed a $1.2 million valuation allowance against the related deferred tax assets.

        The difference between the Company's effective income tax rate and the federal statutory rate is reconciled below:

	Years Ended December 31,
	2011	2010	2009
	(in thousands)
Federal tax (benefit) at statutory rate	$5,143	$(21,760)	$(75,185)
State tax (benefit)/expense, net of federal income tax benefit	645	(918)	(1,634)
Stock compensation expense	900	1,042	2,154
Effect of differences in foreign tax rates	1,334	1,853	5,146
Tax on unremitted earnings of subsidiaries	—	(11)	(173)
Effect of tax rate changes on deferred taxes	(275)	151	(19,026)
Change in deferred tax valuation allowance	(3,877)	20,897	112,172
Tax credits	(430)	(1,002)	(18,729)
Other	(522)	2,863	6,135

Total Tax Expense	$2,918	$3,115	$10,860

        On June 24, 2011, the Company effected the Merger to reorganize the corporate structure of UTStarcom, Inc., a Delaware corporation incorporated in 1991, and its subsidiaries. The Merger resulted in shares of the common stock of UTStarcom, Inc. being converted into the right to receive an equal number of ordinary shares in our capital, which were issued by us in connection with the Merger. Following the Merger, UTStarcom, Inc. became our wholly-owned subsidiary and the Company became the parent company of UTStarcom, Inc. and its subsidiaries. The Company, together with its subsidiaries, continues to conduct its business in substantially the same manner as was conducted by UTStarcom, Inc. and its subsidiaries. The transaction was accounted for as a legal re-organization of entities under common control. The Company remains subject to U.S. taxes at a statutory rate of 35%.

        The China CIT Law became effective on January 1, 2008. Under the CIT Law, China's dual tax system for domestic enterprises and foreign investment enterprises, or FIEs, was effectively replaced by a unified system. The new law establishes a tax rate of 25% for most enterprises and a reduced tax rate of 15% for certain qualified high technology enterprises.

        Prior to this change in tax law, certain subsidiaries and joint ventures located in China enjoyed tax benefits in China which were generally available to FIEs. The tax holidays/incentives for FIEs were applicable or potentially applicable to CUTS, HUTS, and UTSC, the Company's active subsidiaries in China, as these entities may qualify as accredited technologically advanced enterprises.

        The CIT Law provides the reduced 15% enterprise income tax rate for qualified high and new technology enterprises. Two of the Company's China subsidiaries, HUTS and UTSC, through which the majority of our business in China is conducted, obtained their High and New Technology Enterprise Certificates, or High-tech Certificates, from the relevant approval authorities on September 19, 2008 and December 30, 2008, respectively, and thereafter were approved to pay CIT at the reduced tax rate of 15%. The approval for the reduced 15% tax rate is valid for three years and applies retroactively from January 1, 2008, subject to possible re-assessment by the approval authorities. During the re-assessment, the tax authority may suspend the implementation of the reduced 15% rate. HUTS's High-tech Certificate renewal was approved on October 14, 2011 while UTSC's High-tech Certificate expired on December 30, 2011. HUT's approval extends the reduced 15% tax rate terms for three years while UTSC preferential tax rate of 15% has ceased and will be subject to a tax rate of 25%. However, since both entities are currently in significant loss positions, the change in tax rate will not have a material adverse impact on the business or liquidity until the two China subsidiaries begin to generate profit and deplete all the net operating loss carry forwards.

        In 2011, UTSC's deferred tax assets are revalued at 25% due to its disqualification for the reduce rate of 15%. In 2010, the $0.4 million tax benefit for the effect of tax rate changes is attributable to the revaluation of the Company's deferred tax assets in China related to decrease in tax rates due to the HUTS qualifying for the reduced 15% tax rate in 2008 and the UTSC's likely disqualification for the reduced 15% in 2010. In 2009, the $19.0 million tax benefit for the effect of tax rate changes is attributable to the revaluation of the Company's deferred tax assets in China related to decrease in tax rates due to the HUTS and UTSC qualifying for the reduced 15% tax rate in 2008 discussed above.

        As of September 30, 2005, the Company did not believe it was more likely than not that it would generate a sufficient level and proper mix of taxable income within the appropriate period to utilize all the deferred tax assets in China and the United States. As a result of the review undertaken at September 30, 2005, the Company has concluded that it was appropriate to establish a full valuation allowance for the net deferred tax assets in China and the United States wherein the cumulative losses weigh heavily in the overall assessment. The Company has continued to provide full valuation allowances since 2005 as it did not believe it was more likely than not that it would generate sufficient taxable income within the appropriate period to utilize those deferred tax assets.

        In 2011, the change in deferred tax valuation allowance of $3.9 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company's deferred tax assets at December 31, 2011 in the United States and China. In 2010, the change in deferred tax valuation allowance of $20.9 million is primarily attributable to the tax expense related to continuing to provide a full valuation allowance on the Company's deferred tax assets at December 31, 2010 in the United States and China. In 2009, the change in deferred tax valuation allowance of $112.2 million is primarily attributable to the tax expense related to continuing to provide a full valuation allowance on the Company's net deferred tax assets at December 31, 2009 in the United States and China.

        In 2011, the income tax benefit $0.4 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign taxes paid. In 2010, the income tax benefit of $1.0 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign taxes paid. In 2009, the income tax benefit of $18.7 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign withholding taxes and repatriations of dividends from the Company's foreign operations. In 2008, the income tax benefit of $24.9 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign withholding taxes paid and repatriations of dividends from the Company's foreign operations.